UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2019

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 4.01 Changes in Registrant's Certifying Accountant

Engagement of Moss Adams

The Audit Committee (the “Audit Committee”) of the Board of Directors of Ampio Pharmaceuticals, Inc. (the “Company”) conducted a comprehensive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. On July 10, 2019, the Audit Committee approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

During the fiscal years ended December 31, 2018, and 2017, and the subsequent interim periods through July 10, 2019, neither the Company nor anyone on its behalf has consulted with Moss Adams regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The press release announcing the engagement of Moss Adams as the Company’s independent registered public accounting firm is attached hereto as Exhibit 99.1.

Resignation of Plante Moran

In conjunction with the appointment of Moss Adams as described herein, on July 10, 2019, Plante & Moran PLLC (“Plante Moran”) notified the Company of its resignation as the Company’s independent registered public accounting firm effective July 10, 2019.

As previously reported, on October 1, 2018, EKS&H LLLP (“EKS&H”), the Company’s prior independent registered public accounting firm, resigned in connection with EKS&H’s combination with Plant Moran. Plante Moran had served as the Company’s  registered public accounting firm since this time.

The audit report of Plante Moran on the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except the audit report of Plante Moran on the Company’s financial statements for the year ended December 31, 2018 contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.  EKS&H’s audit report on the Company’s financial statements for the year ended December 31, 2017 contained a similar explanatory paragraph regarding the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years and through date hereof, there have been no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with Plante Moran (or its predecessor EKS&H) on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Plante Moran (or EKS&H), would have caused Plante Moran (or EKS&H) to make reference to the subject matter in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Plante Moran and requested that Plante Moran furnish it with a letter addressed to the Securities and Exchange Commission stating whether Plante Moran agrees with the above statements. A copy of Plante Moran’s letter, dated July 10, 2019 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Plante & Moran PLLC, dated July 11, 2019 to the SEC regarding statements included in this Form 8-K.

99.2	Ampio Pharmaceuticals, Inc. Press Release, dated July 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

	By:	/s/ Michael Macaluso
Michael Macaluso
Chief Executive Officer

Dated: July 11, 2019